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Hemispherx Biopharma Enters into Direct Supply Agreement with Gulf Coast Regional Blood Center to supply Leukocytes to Manufacture Alferon N Injection®

…Important first Step to Resolve Raw Material Supply Delays associated with BioLife Plasma Services’ breach of Long Term Supply Agreement with Hemispherx

PHILADELPHIA – August 24, 2015- Hemispherx Biopharma, Inc. (NYSE MKT: HEB) (the “Company” or “Hemispherx”), announced last week in its Quarterly Report on Form 10-Q that it has encountered delays associated with the supply of blood derived leucocytes essential to the Alferon manufacturing process. Hemispherx was recently informed by BioLife Plasma Services, a subsidiary of major U.S. player Baxalta, that it was, without cause, terminating its sole source contract with Hemispherx prior to the termination date because it was departing that particular area of its business being conducted under the d/b/a Penn Plasma. The Hemispherx team has aggressively moved to replace the Baxalta subsidiary, negotiating for direct supply agreements with various Blood Centers around the country to assure an uninterrupted supply of leukocytes to manufacture Alferon®. These agreements, once entered, will allow us to start receiving the necessary supply of raw materials to continue the validation of the manufacturing facility in New Brunswick to produce commercial grade Alferon®. We are pleased to announce that the first such contract has been entered with Gulf Coast Regional Blood Center, 1400 La Concha, Houston, TX 77054 on August 21, 2015.
The breach by BioLife was particularly damaging for Hemispherx since Hemispherx is in the process of re-validating its facility that manufactures Alferon N Injection® and the long term contract with BioLife d/b/a Penn Plasma for blood supply is a critical component to the manufacturing process. Thomas Equels of Hemispherx stated, “BioLife’s decision to shut down its Penn Plasma business arm before meeting BioLife’s contract obligations to Hemispherx put us at risk. We had to move quickly to ameliorate long term damages and redirect resources, seeking to avoid a prolonged delay in the production of Alferon®. While this situation has caused some disruptions and delays in our timeline, and has been challenging for a small pharmaceutical company like Hemispherx, I am happy to announce our direct contract with Gulf Coast Regional Blood Center as an important first step toward solving the problem caused by BioLife’s egregious breach of contract. By obtaining direct contracts with different blood centers, we will restore the flow of leukocytes and reduce the risk that this problem will ever reoccur.”

About Alferon N Injection®
Alferon® N is the only natural source, multi-species alpha interferon currently approved for sale in the U.S. Alferon® N is approved in the U.S. only for the treatment of refractory or recurring external genital warts caused by human papilloma virus in patients 18 years of age or older
About Hemispherx Biopharma
Hemispherx Biopharma, Inc. is a specialty pharmaceutical company headquartered in Philadelphia, Pennsylvania and engaged in the clinical development of new drug therapies based on natural immune system enhancing technologies for the treatment of viral and immune based disorders. Hemispherx’s flagship products include Alferon N Injection® and the experimental therapeutics Ampligen® and Alferon® LDO. Ampligen® is an experimental RNA nucleic acid being developed for globally important debilitating diseases and disorders of the immune system, including Chronic Fatigue Syndrome. Hemispherx’s platform technology includes components for potential treatment of various severely debilitating and life threatening diseases including cancers. Because both Ampligen® and Alferon® LDO are experimental in nature, they are not designated safe and effective by a regulatory authority for general use and are legally available only through clinical trials. Hemispherx has patents comprising its core intellectual property estate and a fully commercialized product (Alferon N Injection®), approved for sale in the U.S. and Argentina. The FDA approval of Alferon N Injection® is limited to the treatment of refractory or recurrent external genital warts in patients 18 years of age or older. The Company’s Alferon N Injection® approval in Argentina includes the use of Alferon N Injection® (under the brand name “Naturaferon”) for use in any patients who fail, or become intolerant to recombinant interferon, including patients with chronic active hepatitis C infection. The Company wholly owns and exclusively operates a GMP certified manufacturing facility in the United States for commercial products. For more information please visit www.hemispherx.net.

Disclosure Notice
The information in this press release includes certain “forward-looking” statements. While the facility is approved by the FDA under the Biological License Application (“BLA”) for Alferon® and the production of new Alferon® API inventory commenced in February 2015, the facility’s BLA status will need to be reaffirmed by an FDA pre-approval inspection. We will also need FDA’s approval to release commercial product once we have submitted satisfactory stability and quality release data. If and when we obtain a reaffirmation of FDA BLA status, we will need FDA approval as to the quality and stability of the final product to allow commercial sales to resume. In addition, as noted in this press release, we need adequate supplies of raw materials. The final results of these and other ongoing activities could vary materially from Hemispherx’s expectations and could adversely affect if and when commercial sales of Alferon® will recommence. Any failure to satisfy the FDA regulatory requirements or the requirements of other countries could significantly delay, or preclude outright, approval of an Ampligen® NDA in the United States and other countries. Information contained in this news release, other than historical information, should be considered forward-looking and is subject to various risk factors and uncertainties including, but not limited to, general industry conditions and competition; general economic factors; the Company’s ability to adequately fund its projects; the impact of pharmaceutical industry regulation and healthcare legislation in the United States and internationally; trends toward healthcare cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the Company’s ability to accurately predict the future market conditions; manufacturing difficulties or delays; dependence on the effectiveness of the Company’s patents and other protections for products; and the exposure to litigation, including patent litigation, and/or regulatory actions; as well as numerous other numerous other factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. The final results of these efforts and/or any other activities could vary materially from Hemispherx’s expectations. For instance, any failure to satisfy the FDA regulatory requirements or the requirements of other countries could significantly delay, or preclude outright, approval of Ampligen® in the United States and other countries.

Forward-Looking Statements
To the extent that statements in this press release are not strictly historical, all such statements are forward-looking, are based upon the current beliefs and expectations of the Company’s management, are subject to significant risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “intends,” “plans,” and similar expressions are intended to identify forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Hemispherx that any of its plans will be achieved. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond Hemispherx’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Examples of such risks and uncertainties include those set forth in the Disclosure Notice, above, as well as the risks described in Hemispherx’s filings with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Hemispherx undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise revise or update this release to reflect events or circumstances after the date hereof.